EXHIBIT 99.1

VEECO REPORTS SECOND QUARTER 2024 FINANCIAL RESULTS

Second Quarter 2024 Highlights:

●	Revenue of $175.9 million, compared with $161.6 million in the same period last year
●	GAAP net income of $14.9 million, or $0.25 per diluted share, compared with net loss of $85.3 million, or $1.61 loss per diluted share in the same period last year
●	Non-GAAP net income of $25.4 million, or $0.42 per diluted share, compared with $20.6 million, or $0.36 per diluted share in the same period last year

Plainview, N.Y., August 6, 2024 -- Veeco Instruments Inc. (Nasdaq: VECO) today announced financial results for its second quarter ended June 30, 2024. Results are reported in accordance with U.S. generally accepted accounting principles (“GAAP”) and are also reported adjusting for certain items (“Non-GAAP”). A reconciliation between GAAP and Non-GAAP operating results is provided at the end of this press release.

U.S. Dollars in millions, except per share data

GAAP Results	Q2 '24	Q2 '23
Revenue	$175.9	$161.6
Net income (loss)	$14.9	$(85.3)
Diluted earnings (loss) per share	$0.25	$(1.61)

Non-GAAP Results	Q2 '24	Q2 '23
Operating income	$28.3	$24.3
Net income	$25.4	$20.6
Diluted earnings per share	$0.42	$0.36

“We delivered solid second quarter results in line with our guidance, led by our Semiconductor business,” commented Bill Miller, Ph.D., Veeco’s Chief Executive Officer. “Demand for our Laser Annealing systems remains strong, highlighted by record revenue during the quarter. We’re also pleased to have received follow-on LSA orders for a leading logic customer’s gate-all-around process, as well as follow-on business from our Tier 1 DRAM customer to support their planned expansion.”

Guidance and Outlook

The following guidance is provided for Veeco’s third quarter 2024:

●	Revenue is expected in the range of $170 million to $190 million
●	GAAP diluted earnings per share are expected in the range of $0.21 to $0.31
●	Non-GAAP diluted earnings per share are expected in the range of $0.39 to $0.49

Conference Call Information

A conference call reviewing these results has been scheduled for today, August 6, 2024 starting at 5:00pm ET. To join the call, dial 1-877-407-8029 (toll-free) or 1-201-689-8029. Participants may also access a live webcast of the call by visiting the investor relations section of Veeco's website at ir.veeco.com. A replay of the webcast will be made available on the Veeco website that evening. We will post an accompanying slide presentation to our website prior to the beginning of the call.

About Veeco

Veeco (NASDAQ: VECO) is an innovative manufacturer of semiconductor process equipment. Our laser annealing, ion beam, chemical vapor deposition (CVD), metal organic chemical vapor deposition (MOCVD), single wafer etch & clean and lithography technologies play an integral role in the fabrication and packaging of advanced semiconductor devices. With equipment designed to optimize performance, yield and cost of ownership, Veeco holds leading technology positions in the markets we serve. To learn more about Veeco’s systems and service offerings, visit www.veeco.com.

Forward-looking Statements

This press release contains “forward-looking statements”, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, as amended, that are based on management’s expectations, estimates, projections and assumptions. Words such as “expects,” “anticipates,” “plans,” “believes,” “scheduled,” “estimates” and variations of these words and similar expressions are intended to identify forward-looking statements. Forward-looking statements include, but are not limited to, those regarding anticipated growth and trends in our businesses and markets, industry outlooks and demand drivers, our investment and growth strategies, our development of new products and technologies, our business outlook for current and future periods, our ongoing transformation initiative and the effects thereof on our operations and financial results; and other statements that are not historical facts. These statements and their underlying assumptions are subject to risks and uncertainties and are not guarantees of future performance. Factors that could cause actual results to differ materially from those expressed or implied by such statements include, without limitation: the level of demand for our products; global economic and industry conditions; global trade issues, including the ongoing trade disputes between the U.S. and China, and changes in trade and export license policies; our dependency on third-party suppliers and outsourcing partners; the timing of customer orders; our ability to develop, deliver and support new products and technologies; our ability to expand our current markets, increase market share and develop new markets; the concentrated nature of our customer base; our ability to obtain and protect intellectual property rights in key technologies; the effects of regional or global health epidemics; our ability to achieve the objectives of operational and strategic initiatives and attract, motivate and retain key employees; the variability of results among products and end-markets, and our ability to accurately forecast future results, market conditions, and customer requirements; the impact of our indebtedness, including our convertible senior notes and our capped call transactions; and other risks and uncertainties described in our SEC filings on Forms 10-K, 10-Q and 8-K, and from time-to-time in our other SEC reports. All forward-looking statements speak only to management’s expectations, estimates, projections and assumptions as of the date of this press release or, in the case of any document referenced herein or incorporated by reference, the date of that document. The Company does not undertake any obligation to update or publicly revise any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

-financial tables attached-

Veeco Contacts:

Investors:Anthony Pappone (516) 500-8798apappone@veeco.com

Media:Kevin Long (516) 714-3978klong@veeco.com

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2024	2023	2024	2023
Net sales	$175,879	$161,641	$350,363	$315,145
Cost of sales	100,489	94,131	199,554	185,618
Gross profit	75,390	67,510	150,809	129,527
Operating expenses, net:
Research and development	31,696	27,384	61,338	54,945
Selling, general, and administrative	24,595	23,822	49,295	46,449
Amortization of intangible assets	1,825	2,123	3,716	4,235
Other operating expense (income), net	552	493	(2,307)	404
Total operating expenses, net	58,668	53,822	112,042	106,033
Operating income	16,722	13,688	38,767	23,494
Interest income (expense), net	349	(632)	1,054	(1,434)
Other income (expense), net	—	(97,091)	—	(97,091)
Income (loss) before income taxes	17,071	(84,035)	39,821	(75,031)
Income tax expense	2,127	1,285	3,023	1,548
Net income (loss)	$14,944	$(85,320)	$36,798	$(76,579)

Income (loss) per common share:
Basic	$0.27	$(1.61)	$0.66	$(1.48)
Diluted	$0.25	$(1.61)	$0.61	$(1.48)

Weighted average number of shares:
Basic	56,277	52,861	56,160	51,764
Diluted	62,535	52,861	61,733	51,764

Veeco Instruments Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

(in thousands)

	June 30,	December 31,
	2024	2023
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$174,164	$158,781
Restricted cash	289	339
Short-term investments	130,696	146,664
Accounts receivable, net	92,397	103,018
Contract assets	39,436	24,370
Inventories	245,108	237,635
Prepaid expenses and other current assets	36,105	35,471
Total current assets	718,195	706,278
Property, plant and equipment, net	113,461	118,459
Operating lease right-of-use assets	27,332	24,377
Intangible assets, net	40,229	43,945
Goodwill	214,964	214,964
Deferred income taxes	117,901	117,901
Other assets	3,033	3,117
Total assets	$1,235,115	$1,229,041

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$46,850	$42,383
Accrued expenses and other current liabilities	50,119	57,624
Contract liabilities	80,556	118,026
Current portion of long-term debt	26,448	—
Total current liabilities	203,973	218,033
Deferred income taxes	6,445	6,552
Long-term debt	249,105	274,941
Long-term operating lease liabilities	34,938	31,529
Other liabilities	25,641	25,544
Total liabilities	520,102	556,599

Total stockholders’ equity	715,013	672,442
Total liabilities and stockholders’ equity	$1,235,115	$1,229,041

Note on Reconciliation Tables

The below tables include financial measures adjusted for the impact of certain items; these financial measures are therefore not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These Non-GAAP financial measures exclude items such as: share-based compensation expense; charges relating to restructuring initiatives; non-cash asset impairments; certain other non-operating gains and losses; and acquisition-related items such as transaction costs, non-cash amortization of acquired intangible assets, and certain integration costs.

These Non-GAAP financial measures may be different from Non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. By excluding these items, Non-GAAP financial measures are intended to facilitate meaningful comparisons to historical operating results, competitors’ operating results, and estimates made by securities analysts. Management is evaluated on key performance metrics including Non-GAAP Operating income (loss), which is used to determine management incentive compensation as well as to forecast future periods. These Non-GAAP financial measures may be useful to investors in allowing for greater transparency of supplemental information used by management in its financial and operational decision-making. In addition, similar Non-GAAP financial measures have historically been reported to investors; the inclusion of comparable numbers provides consistency in financial reporting. Investors are encouraged to review the reconciliation of the Non-GAAP financial measures used in this news release to their most directly comparable GAAP financial measures.

Reconciliation of GAAP to Non-GAAP Financial Data (Q2 2024)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-Based
Three months ended June 30, 2024	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$175,879					$175,879
Gross profit	75,390	1,445				76,835
Gross margin	42.9%					43.7%
Operating expenses	58,668	(7,788)	(1,825)	(494)		48,561
Operating income	16,722	9,233	1,825	494	^	28,274
Net income	14,944	9,233	1,825	(570)	^	25,432

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q2 2024)

(in thousands)
(unaudited)

Three months ended June 30, 2024
Changes in contingent consideration	$494
Subtotal	494
Non-cash interest expense	316
Non-GAAP tax adjustment *	(1,380)
Total Other	$(570)

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q2 2024)

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2024
	GAAP	Non-GAAP
Numerator:
Net income	$14,944	$25,432
Interest expense associated with 2025 and 2027 Convertible Senior Notes	512	466
Net income available to common shareholders	$15,456	$25,898

Denominator:
Basic weighted average shares outstanding	56,277	56,277
Effect of potentially dilutive share-based awards	1,316	1,316
Dilutive effect of 2025 Convertible Senior Notes	1,104	1,104
Dilutive effect of 2027 Convertible Senior Notes (1)	1,788	1,354
Dilutive effect of 2029 Convertible Senior Notes	2,050	2,050
Diluted weighted average shares outstanding	62,535	62,101

Net income per common share:
Basic	$0.27	$0.45
Diluted	$0.25	$0.42

(1)  -  The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP to Non-GAAP Financial Data (Q2 2023)

(in thousands)
(unaudited)

		Non-GAAP Adjustments
		Share-based
Three months ended June 30, 2023	GAAP	Compensation	Amortization	Other		Non-GAAP
Net sales	$161,641					$161,641
Gross profit	67,510	1,572		—		69,082
Gross margin	41.8%					42.7%
Operating expenses	53,822	(6,360)	(2,123)	(549)		44,790
Operating income	13,688	7,932	2,123	549	^	24,292
Net income (loss)	(85,320)	7,932	2,123	95,868	^	20,603

^	- See table below for additional details.

Other Non-GAAP Adjustments (Q2 2023)

(in thousands)
(unaudited)

Three months ended June 30, 2023
Changes in contingent consideration	$350
Acquisition related	199
Subtotal	549
Non-cash interest expense	288
Other (income) expense, net	97,091
Non-GAAP tax adjustment *	(2,060)
Total Other	$95,868

*	- The ‘with or without’ method is utilized to determine the income tax effect of all Non-GAAP adjustments.

Net Income per Common Share (Q2 2023)

(in thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2023
	GAAP	Non-GAAP
Numerator:
Net income (loss)	$(85,320)	$20,603
Interest expense associated with 2025 and 2027 Convertible Senior Notes	—	1,482
Net income (loss) available to common shareholders	$(85,320)	$22,085

Denominator:
Basic weighted average shares outstanding	52,861	52,861
Effect of potentially dilutive share-based awards	—	838
Dilutive effect of 2025 Convertible Senior Notes (1)	—	3,385
Dilutive effect of 2027 Convertible Senior Notes (1)(2)	—	4,152
Diluted weighted average shares outstanding	52,861	61,236

Net income (loss) per common share:
Basic	$(1.61)	$0.39
Diluted	$(1.61)	$0.36

(1)	- Weighted average based on number of days outstanding during the period, considering the debt refinancing transaction on May 19, 2023.
(2)	- The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q2 2024 and 2023)

(in thousands)
(unaudited)

	Three months ended	Three months ended
	June 30, 2024	June 30, 2023
GAAP Net income (loss)	$14,944	$(85,320)
Share-based compensation	9,233	7,932
Amortization	1,825	2,123
Changes in contingent consideration	494	—
Transition expenses related to San Jose expansion project	—	350
Acquisition related	—	199
Interest (income) expense, net	(349)	632
Other (income) expense, net	—	97,091
Income tax expense	2,127	1,285
Non-GAAP Operating income	$28,274	$24,292

Reconciliation of GAAP to Non-GAAP Financial Data (Q3 2024)

(in millions, except per share amounts)

(unaudited)

				Non-GAAP Adjustments
Guidance for the three months ending				Share-based
September 30, 2024	GAAP			Compensation	Amortization	Other	Non-GAAP
Net sales	$170	-	$190				$170	-	$190
Gross profit	72	-	82	2	—	—	74	-	84
Gross margin	42%	-	43%				43%	-	44%
Operating expenses	57	-	59	(8)	(2)	—	48	-	50
Operating income	15	-	23	10	2	—	26	-	34
Net income	$13	-	$19	10	2	(1)	$24	-	$31

Income per diluted common share	$0.21	-	$0.31				$0.39	-	$0.49

Income per Diluted Common Share (Q3 2024)

(in millions, except per share amounts)
(unaudited)

Guidance for the three months ending September 30, 2024	GAAP			Non-GAAP
Numerator:
Net income	$13	-	$19	$24	-	$31
Interest expense associated with convertible notes	—		1	—		—
Net income available to common shareholders	$13	-	$20	$24	-	$31

Denominator:
Basic weighted average shares outstanding	56		56	56		56
Effect of potentially dilutive share-based awards	2		2	2		2
Dilutive effect of 2025 Convertible Senior Notes	—		1	1		1
Dilutive effect of 2027 Convertible Senior Notes (1)	2		2	1		1
Dilutive effect of 2029 Convertible Senior Notes	3		3	3		3
Diluted weighted average shares outstanding	62		63	63		63

Net income per common share:
Income per diluted common share	$0.21	-	$0.31	$0.39	-	$0.49

(1)    - The non-GAAP incremental dilutive shares includes the impact of the Company’s capped call transaction issued concurrently with our 2027 Notes, and as such, an effective conversion price of $18.46 is used when determining incremental shares to add to the dilutive share count. The GAAP incremental dilutive shares does not include the impact of the Company’s capped call transaction, and as such, an effective conversion price of $13.98 is used when determining incremental shares to add to the dilutive share count.

Reconciliation of GAAP Net Income to Non-GAAP Operating Income (Q3 2024)

(in millions)
(unaudited)

Guidance for the three months ending September 30, 2024
GAAP Net income	$13	-	$19
Share-based compensation	10	-	10
Amortization	2	-	2
Interest income, net	(1)	-	(1)
Income tax expense	2	-	4
Non-GAAP Operating income	$26	-	$34

Note: Amounts may not calculate precisely due to rounding.